UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2018, HomeTrust Bancshares, Inc. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to the Company’s Tax Benefits Preservation Plan, dated as of September 25, 2012 (the “Plan”), as amended by Amendment No. 1 thereto, dated as of August 31, 2015 ("Amendment No. 1"), between the Company and Computershare Trust Company, N.A., as successor rights agent to Registrar and Transfer Company. The Plan, the purpose of which is to protect the Company’s ability to use certain tax assets, including net operating loss carryforwards, to offset future taxable income, was originally scheduled to expire at the close of business on September 25, 2015 and was extended by Amendment No. 1 to August 31, 2018. Amendment No. 2 extends the final expiration date of the Plan to August 21, 2021. Amendment No. 2 also increases the purchase price of the related preferred share purchase rights under the Plan from $22.63 per right to $42.14 per right and makes other minor changes to the Plan.

The Company’s stockholders will be asked to approve Amendment No. 2 at the Company’s annual meeting of stockholders scheduled to be held on November 26, 2018. If Amendment No. 2 is not approved by the Company’s stockholders prior to August 21, 2019, the Plan will expire on that date (subject to earlier expiration events as described in the Plan).

The Plan is described in, and included as Exhibit 4.1 to, the Company’s Current Report on Form 8-K filed on September 25, 2012. Amendment No. 1 is described in, and included as Exhibit 4.1 to the Company's Report on 8-K filed on August 31, 2015. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

4.1
Amendment No. 2, dated as of August 21, 2018, to Tax Benefits Preservation Plan, dated as of September 25, 2012, and amended by Amendment No. 1 thereto, dated as of August 31, 2015, between the Company and Computershare Trust Company, N.A., as successor rights agent to Registrar and Transfer Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: August 22, 2018	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment No. 2, dated as of August 21, 2018, to Tax Benefits Preservation Plan, dated as of September 25, 2012, amended by Amendment No. 1 thereto, dated as of August 31, 2015, between the Company and Computershare Trust Company, N.A., as successor rights agent to Registrar and Transfer Company.